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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


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                                    FORM 8-K

                                 CURRENT REPORT

                         PURSUANT TO SECTION 13 OR 15(d)
                     OF THE SECURITIES EXCHANGE ACT OF 1934



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Date of Report (Date of earliest event reported): December 5, 2001



                            SELECT THERAPEUTICS INC.
             (Exact name of registrant as specified in its charter)


    Delaware                      000-27353                      98-0169105
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(State or other                 (Commission                    (IRS Employer
jurisdiction of                 File Number)                 Identification No.)
incorporation)



                               52-B CUMMINGS PARK
                           WOBURN, MASSACHUSETTS 01801
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               (Address of principal executive offices) (Zip Code)

Registrant's telephone number, including area code: (781) 939-5650



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ITEM 9.   REGULATION FD DISCLOSURE.

On December 3, 2001, SELECT Therapeutics, Inc. finalized the terms of the termination of its joint venture with Cytomatrix, LLC, known as Cell Science Therapeutics, Inc. (CST). SELECT and Cytomatrix had announced their mutual intent to unwind the joint venture in early November.

SELECT regained the intellectual property it contributed to the joint venture in exchange for its assignment of its 50% equity interest in CST to CST. In exchange for this intellectual property, SELECT assumed $405,442 in accounts payable of CST and contributed $325,000 to CST. In addition, the two companies have mutually agreed not to pursue the merger of SELECT and Cytomatrix.





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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                        SELECT THERAPEUTICS INC.
                                        (Registrant)



Date:  December 5, 2001                 By: /s/ Robert Bender
                                           -------------------------------------
                                           Name:  Robert Bender
                                           Title: Chairman of the Board